FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 31, 2003

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 5. Exhibits
EXHIBIT INDEX
SIGNATURES
EX-99.1

Item 5. Exhibits

     Attached as Exhibit 99.1 is a press release of the Registrant dated January 30, 2003. Exhibit 99.1 is incorporated by reference into this Item 5.

EXHIBIT INDEX

Incorporated
Exhibit		by Reference to/
Number	Description	Filed Herewith

99.1	Press Release of Insight dated January 30, 2003	Filed Herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2003	/s/ Stanley Laybourne

Stanley Laybourne Executive Vice President, Chief Financial Officer and Treasurer